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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              MARCH 6, 2000



                              SMARTDISK CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                               000-27257                               65-0733580
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
    (State or Other Jurisdiction of             (Commission File No.)               (IRS Employer Identification No.)
             Incorporation
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3506 MERCANTILE AVENUE, NAPLES, FLORIDA                                    34104
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(Address of principal executive office)                               (Zip code)


Registrant's telephone number, including area code: (741) 436-2500

                                 NOT APPLICABLE
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         (Former Names or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 23, 2000, by and among the Registrant, VST Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant
("Acquisition Sub"), VST Technologies, Inc., a Delaware corporation ("VST"), and certain stockholders of VST, a copy of which is attached hereto as Exhibit 2 and incorporated herein for all purposes, VST merged with and into Acquisition Sub on March 6, 2000 (the "Merger"), with Acquisition Sub surviving the Merger. Upon consummation of the Merger, Acquisition Sub changed its name to "SmartDisk
Personal Storage Systems Corporation." The Merger will be accounted for under the purchase method of accounting.

         Pursuant to the Merger Agreement, all of the previously outstanding shares of VST capital stock were automatically converted into an aggregate of
(i) approximately 1.1 million shares of the common stock, par value $.001 per share, of the Registrant and (ii) cash consideration of approximately $10.3 million, while all of VST's outstanding options were converted into (i) options to purchase approximately 440,000 shares of the Registrant's common stock at exercise prices ranging from $.90 to $4.45, and (ii) approximately $4.3 million in cash.

         Prior to the Merger, VST's business consisted of designing, developing, manufacturing and marketing FireWire and USB-based flash memory readers and high performance personal storage solutions for PC and Macintosh platforms, and the Registrant intends to continue to conduct such business in substantially the same manner as conducted prior to the Merger.

         The Registrant financed the cash portion of the purchase price for the Merger with a portion of the proceeds from its October 1999 initial public offering.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.

         (b) PRO FORMA FINANCIAL INFORMATION

         As of the date of filing of this Current Report Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.

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         (c) EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
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2                             Agreement and Plan of Merger, dated as of
                              February 23, 2000

                                        2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2000                   SMARTDISK CORPORATION

                                        By: /S/ MICHAEL S. BATTAGLIA
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                                                  Michael S. Battaglia,
                                                  President and Chief Executive
                                                  Officer


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                                 EXHIBIT INDEX

EXHIBIT                            DESCRIPTION
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   2                Agreement and Plan of Merger, dated as of February 23, 2000